UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2009

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

[00028489]	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 545-1590

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amended Report”) amends the Current Report on Form 8-K (the “Original Report”) filed by Advaxis, Inc. (“Company”) with the Securities and Exchange Commission on June 19, 2009.  The Amended Report includes a press release issued by the Company on June 18, 2009 as Exhibit 99.1.  The Amended Report also amends the date of the Original Report to June 18, 2009, which reflects the date on which the Company closed the Offering (as defined below).

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 18, 2009, Advaxis, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with certain accredited and/or sophisticated investors as set forth on Schedule A to the Note Purchase Agreement (collectively, the “Investors”), pursuant to which the Company completed a private placement (the “Offering”) whereby the Investors acquired senior convertible promissory notes of the Company (the “Notes”) in the aggregate principal face amount of $1,131,352.94, for an aggregate net purchase price of $961,650.  The Notes were issued with an original issue discount of 15%.  Each Investor paid $0.85 for each $1.00 of principal amount of Notes purchased at the Closing.  The Notes are convertible into shares of the Company’s common stock, $0.001 par value (the “Common Stock”), all as more particularly described below and in the form of Note attached hereto as Exhibit 4.1.  For every dollar invested, each Investor received warrants to purchase 2 ½ shares of Common Stock (the “Warrants”) at an exercise price of $0.20 per share, subject to adjustments upon the occurrence of certain events as more particularly described below and in the form of Warrant attached hereto as Exhibit 4.2.

The Notes mature on December 31, 2009 (the “Maturity Date”), if not retired sooner.  The Notes may be prepaid at anytime by the Company without penalty.  The Warrants are exercisable at any time on or before the fifth anniversary of the issue date of the Warrants.  The Warrants may be exercised on a cashless basis under certain circumstances.

In the event the Company consummates an equity financing from and after August 1, 2009 and prior to the second business day immediately preceding the Maturity Date, in which it sells shares of its preferred stock, $0.001 par value, or Common Stock (“Qualified Stock”) with aggregate gross proceeds of not less than $2,000,000 (a “Qualified Equity Financing”), then prior to the Maturity Date, then the Investors shall have the option to convert all or a portion of the Notes into the same securities sold in the Qualified Equity Financing, at an effective per share conversion price equal to 90% of the per share purchase price of the Qualified Stock in the Qualified Equity Financing.

In the event the Company does not consummate a Qualified Equity Financing from and after August 1, 2009 and prior to the second business day immediately preceding the Maturity Date, then the Investors shall have the option to convert all or a portion of the Note into shares of Common Stock, at an effective per share conversion price equal to 50% of the volume-weighted average price per share of the Common Stock over the five (5) consecutive trading days immediately preceding the third business day prior to the Maturity Date.

To the extent an Investor does not elect to convert its Notes as described above, the principal amount of the Notes not so converted shall be payable in cash on the Maturity Date.

The Note may be converted by the Investors in whole or in part.  The Notes and Warrants include a limitation on conversion or exercise, which provides that at no time will an Investor be entitled to convert any portion of the Notes or exercise any number of Warrants, that would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the outstanding shares of Common Stock on such date.

In connection with the Offering, the Company entered into a Security Agreement, dated as of June 18, 2009 (the “Security Agreement”) with the Investors, in the form attached hereto as Exhibit 10.2  The Security Agreement grants the Investors a security interest in all of the Company’s tangible and intangible assets, as further described on Exhibit A to the Security Agreement.

In connection with the Offering, the Company also entered into a Subordination Agreement, dated as of June 18, 2009 (the “Subordination Agreement”) with the Investors and Mr. Thomas A. Moore, the Company’s chief executive officer, in the form attached hereto as Exhibit 10.3.  Pursuant to the Subordination Agreement, Mr. Moore subordinated certain rights to payments under the Moore Note (as defined below) to the right of payment in full in cash of all amounts owed to the Investors pursuant to the Notes; provided, however, that principal and interest of the Moore Note may be repaid prior to the full payment of the Investors as described below.

The Company intends to use the proceeds from the Offering for among other things, (i) costs and expenses relating to the Company’s Phase II Clinical Studies in cervical cancer and CIN, (ii) costs and expenses relating to the Offering (iii) costs and expenses relating to obtaining one or more follow-on financings and (iv) general working capital purposes.  The financing is intended to provide the Company with temporary liquidity to conduct its business while it seeks to raise additional capital.  Additionally, the Company may use the proceeds to pay Mr. Moore up to approximately $186,000 in deferred salary.

The Notes and the Warrants were offered and sold to “accredited investors” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares to be issued upon conversion of the Notes or upon exercise of the Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.

Amendments to the Moore Senior Loan Documents.

In connection with, and as a condition of, entering into the Note Purchase Agreement, the Company entered into an amendment to its current promissory note in the principal amount of $950,000 issued by the Company in favor of Mr. Moore (the “Moore Note”).  Among other things, the amendment extends the maturity date of the Moore Note until the earlier of (1) January 1, 2010 or (2) the closing of a Qualified Equity Financing (as defined in the Note) which results in gross proceeds of at least $6,000,000 to the Company.

The foregoing descriptions of the Note Purchase Agreement, Notes, Warrants, Security Agreement, Subordination Agreement and Moore Note do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.1, 4.1, 4.2, 10.2. 10.3 and 4.3 respectively, and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation

The information provided in Item 1.01 is hereby incorporated by reference to this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

 The information provided in Item 1.01 is hereby incorporated by reference to this Item 3.02.

Item 8.01 Other Events.

 On June 18, 2009, the Company issued a press release regarding the transactions described above.  A copy of the press release, which is attached as Exhibit 99.1 to this Current Report, is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Senior Secured Convertible Promissory Note.

4.3	Form of Amended Promissory Note between Advaxis, Inc. and Thomas Moore.

10.1	Form of Note Purchase Agreement.

10.2	Form of Security Agreement.

10.3	Form of Subordination Agreement.

99.1	Advaxis, Inc. press release, dated June 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2009	Advaxis, Inc.

	By:	/s/ Thomas A. Moore
Thomas A. Moore, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Form of Common Stock Purchase Warrant.

4.2	Form of Senior Secured Convertible Promissory Note.

4.3	Form of Amended Promissory Note between Advaxis, Inc. and Thomas Moore.

10.1	Form of Note Purchase Agreement.

10.2	Form of Security Agreement.

10.3	Form of Subordination Agreement.

99.1	Advaxis, Inc. press release, dated June 18, 2009.